EXHIBIT 99.1

Contact:	Gary Thompson – Media Harrah’s Entertainment, Inc. (702) 407-6529	Jonathan Halkyard – Investors Harrah’s Entertainment, Inc. (702) 407-6080

Harrah’s Entertainment Reports 2008 Second-Quarter Global Results

•	Revenues decline 3.7 percent from 2007 second quarter

•	Property EBITDA declines 9.5 percent

LAS VEGAS – August 8, 2008 – Harrah’s Entertainment, Inc. today reported the following financial results for the 2008 second quarter and first half:

HARRAH’S ENTERTAINMENT, INC.

Company-wide Results

	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
(In millions)	2008	2007
Total revenues	$2,602.1	$2,701.7	(3.7)%
Property EBITDA	646.0	713.9	(9.5)%
Adjusted EBITDA (1)	634.3	713.4	(11.1)%

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

In accordance with Generally Accepted Accounting Principles, we have separated our historical financial results for the Successor period from January 28, 2008 to June 30, 2008 and the Predecessor period from January 1, 2008 to January 27, 2008; however, we have also combined the Successor and Predecessor periods’ results for the six months ended June 30, 2008, in the presentations included herein because Company management believes that it enables a meaningful presentation and comparison of results.

	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)

			Six Months Ended June 30,
(In millions)			2008	2007
Total revenues	$4,442.6	$760.1	$5,202.7	$5,357.4	(2.9)%
Property EBITDA	1,125.2	171.2	1,296.4	1,412.4	(8.2)%
Adjusted EBITDA (1)	1,088.3	172.0	1,260.3	1,408.0	(10.5)%

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

Property Earnings Before Interest, Taxes, Depreciation and Amortization (Property EBITDA) and Adjusted EBITDA are not Generally Accepted Accounting Principles (GAAP) measurements but are commonly used in the gaming industry as measures of performance and as bases for valuation of gaming companies and, in the case of Adjusted EBITDA, as a measure of compliance with certain debt covenants. Reconciliations of Property EBITDA to income from operations and Adjusted EBITDA to income from continuing operations are attached to this release.

On January 28, 2008, Harrah’s Entertainment was acquired by affiliates of Apollo Global Management, LLC and TPG Capital, LP in a transaction valued at $30.7 billion, including assumption of $12.4 billion of debt and approximately $1.0 billion of acquisition costs. Harrah’s stockholders received $90 cash for each share of common stock, or a total of $17.3 billion.

The company’s second-quarter income from operations was $323.1 million, compared with $477.9 million in the 2007 second quarter. The net loss for the 2008 second quarter was $97.6 million, compared with net income of $237.5 million in the year-ago quarter.

First-half revenues declined 2.9 percent to $5.2 billion from $5.4 billion in the first six months of 2007. Income from operations totaled $724.1 million in the 2008 first half, compared with $929.1 million in the prior-year period. The net loss for the first six months of 2008 was $285.4 million, compared with net income of $422.8 million in the first half of 2007.

“The first half of the year presented us with the most turbulent economic conditions the casino-entertainment industry has faced in years,” said Gary Loveman, Harrah’s chairman, president and chief executive officer. “Customer visitation fell in the second quarter as consumers coped with higher fuel costs, declining asset values, the impact of widespread flooding in the Midwest and other financial challenges.

“During the second quarter, we reduced certain costs in response to reduced demand, but continued to fund for the future,” Loveman said. “We completed the re-branding of Caesars Indiana to Horseshoe Southern Indiana and Grand Tunica to Harrah’s Casino Tunica.

“Today we celebrate the grand opening of the $485 million expansion at Horseshoe Hammond in Northern Indiana, and we remain on track with the expansion of the hotel tower and convention center areas at Caesars Palace in Las Vegas,” Loveman said. “Further, we have completed the $565 million expansion of Harrah’s Atlantic City.”

A substantial portion of the debt of Harrah’s Entertainment’s consolidated group is issued by Harrah’s Operating Company, Inc., (HOC) a wholly owned subsidiary of Harrah’s Entertainment, Inc. Therefore, the company believes it is meaningful to also provide information pertaining solely to the results of operations of HOC. The information for HOC assumes that a post-closing swap of certain properties between HOC and Harrah’s Entertainment that was consummated during the second quarter actually occurred on January 1, 2007.

HARRAH’S OPERATING COMPANY

Overall

	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
(In millions)	2008	2007
Total revenues	$1,783.4	$2,023.0	(11.8)%
Property EBITDA	436.7	526.6	(17.1)%
Adjusted EBITDA (1)	424.2	534.2	(20.6)%

(In millions)	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 Through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Six Months Ended June 30,
			2008	2007
Total revenues	$3,072.7	$577.5	$3,650.2	$4,010.7	(9.0)%
Property EBITDA	779.9	109.6	889.5	1,012.9	(12.2)%
Adjusted EBITDA (1)	725.5	143.0	868.5	1,020.5	(14.9)%

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

Summaries of results by region follow:

Las Vegas Region

Second-quarter results for the company’s Las Vegas Region were lower than in the year-ago quarter due to reduced visitation and lower spend per trip. First-half declines were driven by lower spend per trip and fewer hotel rooms available due to room remodeling and remediation projects at three Harrah’s properties.

HARRAH’S ENTERTAINMENT, INC.

Las Vegas Region

	Successor	Predecessor	Percent
	Second Quarter		Increase/
(In millions)	2008	2007	(Decrease)
Total revenues	$873.1	$922.5	(5.4)%
Income from operations	199.0	238.8	(16.7)%
Property EBITDA	286.4	306.5	(6.6)%

(In millions)	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Six Months Ended June 30,
			2008	2007
Total revenues	$1,482.5	$253.6	$1,736.1	$1,821.1	(4.7)%
Income from operations	341.9	51.9	393.8	474.5	(17.0)%
Property EBITDA	485.8	76.0	561.8	604.1	(7.0)%

Las Vegas Region properties include Harrah’s Las Vegas, Rio, Bally’s Las Vegas, Paris, Flamingo Las Vegas, Caesars Palace, Imperial Palace and Bill’s Gamblin’ Hall & Saloon since its acquisition on February 27, 2007.

HARRAH’S OPERATING COMPANY

Las Vegas Region

	Successor	Predecessor	Percent
	Second Quarter		Increase/
(In millions)	2008	2007	(Decrease)
Total revenues	$380.9	$412.2	(7.6)%
Income from operations	83.8	109.8	(23.7)%
Property EBITDA	114.9	142.3	(19.3)%

	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Six Months Ended June 30,
(In millions)			2008	2007
Total revenues	$641.4	$118.5	$759.9	$805.8	(5.7)%
Income from operations	140.3	29.7	170.0	210.8	(19.4)%
Property EBITDA	192.0	38.1	230.1	272.1	(15.4)%

Las Vegas Region properties include Bally’s Las Vegas, Caesars Palace, Imperial Palace and Bill’s Gamblin’ Hall & Saloon since its acquisition on February 27, 2007.

Atlantic City Region

Second-quarter revenue gains were attributable to strong results at Harrah’s Chester and the phased opening of the expansion at Harrah’s Atlantic City; those properties’ performances partially offset the impact of reduced visitation, smoking restrictions and new competition in key feeder markets. Income from operations declined due to reduced visitor volume and higher advertising spending.

First-half results also benefited from strong performances at Harrah’s Chester and from Harrah’s Atlantic City, which opened in phases during the first half of the year. Income from operations was affected by the Atlantic City smoking restrictions and competition from slot parlors in feeder markets.

HARRAH’S ENTERTAINMENT, INC.

Atlantic City Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
(In millions)	2008	2007
Total revenues	$599.8	$592.6	1.2%
Income from operations	71.3	77.2	(7.6)%
Property EBITDA	133.1	143.4	(7.2)%

	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Six Months Ended June 30,
(In millions)			2008	2007
Total revenues	$1,008.0	$160.8	$1,168.8	$1,138.7	2.6%
Income from operations	130.5	18.7	149.2	149.3	(0.1)%
Property EBITDA	232.8	36.4	269.2	276.2	(2.5)%

Atlantic City Region properties include Harrah’s Atlantic City, Showboat Atlantic City, Caesars Atlantic City, Bally’s Atlantic City and Harrah’s Chester.

HARRAH’S OPERATING COMPANY

Atlantic City Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
(In millions)	2008	2007
Total revenues	$460.4	$471.0	(2.3)%
Income from operations	51.3	63.5	(19.2)%
Property EBITDA	95.0	111.8	(15.0)%

	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Six Months Ended June 30,
(In millions)			2008	2007
Total revenues	$780.9	$125.8	$906.7	$900.3	0.7%
Income from operations	96.4	8.0	104.4	115.4	(9.5)%
Property EBITDA	169.1	21.9	191.0	211.1	(9.5)%

Atlantic City Region properties include Showboat Atlantic City, Caesars Atlantic City, Bally’s Atlantic City and Harrah’s Chester.

Louisiana/Mississippi Region

Combined second-quarter revenues declined for the Louisiana/Mississippi Region as a result of lower visitor volume due in part to disruptions during the renovation in preparation for the re-branding of Grand Casino Tunica, which became Harrah’s Casino Tunica in mid-May. Income from operations was lower than in the year-earlier second quarter, when $37.0 million of insurance proceeds were included in the results.

Combined first-half revenues decreased due to a decline in visitation in the Tunica market and the impact of disruptions during the renovations at the former Grand Tunica. Income from operations in the first half of 2008 includes $185.4 million of insurance proceeds in excess of the net book value of impacted assets, costs and expenses related to 2005 hurricanes, while the 2007 first-half income from operations includes $55.7 million of such insurance proceeds.

HARRAH’S ENTERTAINMENT, INC.

Louisiana/Mississippi Region

(In millions)	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
	2008	2007
Total revenues	$368.2	$389.0	(5.3)%
Income from operations	46.1	93.6	(50.7)%
Property EBITDA	77.2	88.8	(13.1)%

(In millions)	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)

			Six Months Ended June 30,
			2008	2007
Total revenues	$642.6	$106.1	$748.7	$779.5	(4.0)%
Income from operations	278.8	10.1	288.9	169.2	70.7%
Property EBITDA	144.1	18.6	162.7	172.9	(5.9)%

Louisiana/Mississippi Region properties include Harrah’s New Orleans, Horseshoe Bossier City, Louisiana Downs, Horseshoe Tunica, Harrah’s Tunica, Sheraton Tunica and Grand Casino Biloxi.

Iowa/Missouri Region

Combined second-quarter and first-half revenues were lower than in the year-ago periods due primarily to competition from a new facility that opened in the St. Louis market. Income from operations was higher in the 2008 second quarter as a result of cost savings, especially at our Iowa operations.

HARRAH’S ENTERTAINMENT, INC.

Iowa/Missouri Region

(In millions)	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
	2008	2007
Total revenues	$196.3	$205.3	(4.4)%
Income from operations	40.3	37.2	8.3%
Property EBITDA	53.8	56.9	(5.4)%

(In millions)	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)

			Six Months Ended June 30,
			2008	2007
Total revenues	$339.3	$55.8	$395.1	$407.0	(2.9)%
Income from operations	71.0	7.7	78.7	70.3	11.9%
Property EBITDA	94.5	13.0	107.5	109.8	(2.1)%

Iowa/Missouri Region properties include Harrah’s St. Louis, Harrah’s Council Bluffs, Horseshoe Council Bluffs and Harrah’s North Kansas City.

Illinois/Indiana Region

A smoking ban in Illinois led to lower 2008 second-quarter and first-half results in the Illinois/Indiana Region. The first-half numbers were also impacted by heavy rains and flooding that lead to closure of our Southern Indiana property, now known as Horseshoe Southern Indiana, for four days in March 2008.

Construction has been completed on a $485 million renovation of Horseshoe Hammond that celebrates its grand opening today.

HARRAH’S ENTERTAINMENT, INC.

Illinois/Indiana Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
(In millions)	2008	2007
Total revenues	$294.5	$321.8	(8.5)%
Income from operations	42.7	50.1	(14.8)%
Property EBITDA	59.9	66.3	(9.7)%

(In millions)	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)

			Six Months Ended June 30,
			2008	2007
Total revenues	$502.6	$85.5	$588.1	$646.2	(9.0)%
Income from operations	69.8	8.7	78.5	101.2	(22.4)%
Property EBITDA	96.4	13.6	110.0	134.4	(18.2)%

Illinois/Indiana properties include Horseshoe Hammond, Harrah’s Joliet, Harrah’s Metropolis and Horseshoe Southern Indiana.

Other Nevada Region

Second-quarter and first-half results for the Other Nevada Region declined due to lower spend per trip in the Reno and Laughlin markets, increased competition in Reno and higher promotional costs.

HARRAH’S ENTERTAINMENT, INC.

Other Nevada

(In millions)	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
	2008	2007
Total revenues	$140.8	$154.2	(8.7)%
Income from operations	11.8	22.3	(47.1)%
Property EBITDA	24.5	34.7	(29.4)%

(In millions)	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)

			Six Months Ended June 30,
			2008	2007
Total revenues	$248.6	$38.9	$287.5	$307.9	(6.6)%
Income from operations	25.9	0.5	26.4	42.7	(38.2)%
Property EBITDA	47.6	4.5	52.1	67.5	(22.8)%

Other Nevada properties include Harrah’s Reno, Harrah’s Lake Tahoe, Harveys Lake Tahoe, Bill’s Casino and Harrah’s Laughlin.

HARRAH’S OPERATING COMPANY

Other Nevada

(In millions)	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
	2008	2007
Total revenues	$96.6	$108.0	(10.6)%
Income from operations	4.9	10.6	(53.8)%
Property EBITDA	12.5	20.3	(38.4)%

(In millions)	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)

			Six Months Ended June 30,
			2008	2007
Total revenues	$172.3	$26.8	$199.1	$216.3	(8.0)%
Income from operations	13.1	(1.9)	11.2	18.8	(40.4)%
Property EBITDA	26.2	1.2	27.4	38.2	(28.3)%

Other Nevada properties include Harrah’s Reno, Harrah’s Lake Tahoe, Harveys Lake Tahoe and Bill’s Casino.

Managed/International/Other

Second-quarter revenues increased due to the inclusion of three new London Clubs International properties that opened in 2007. Income from operations was impacted by a smoking ban, lower table-games hold percentage and higher gaming taxes, all of which affected LCI results.

Second-quarter and first-half results from managed properties were lower due to termination of a Native American management contract in June 2007 and lower operating results from other managed properties.

HARRAH’S ENTERTAINMENT, INC.

Managed/International/Other

(In millions)	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
	2008	2007
Total revenues	$129.4	$116.3	11.3%
Income from operations	(46.4)	(11.2)	N/M
Property EBITDA	11.1	17.3	(35.8)%

(In millions)	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)

			Six Months Ended June 30,
			2008	2007
Total revenues	$219.0	$59.4	$278.4	$257.0	8.3%
Income from operations	(73.6)	(0.3)	(73.9)	(10.4)	N/M
Property EBITDA	24.0	9.1	33.1	47.5	(30.3)%

Managed/International/Other results include income from our managed properties, results of our international properties and certain marketing and administrative expenses, including development costs, and income from our non-consolidated subsidiaries.

Other items

Interest expense increased significantly from the 2007 second quarter and first half due to higher debt levels associated with the company’s acquisition, which was consummated in the 2008 first quarter. Second-quarter results were favorably affected by a credit of $61.0 million due to an increase in the fair value of the company’s derivative instruments. For the first six months of the year, the change in the fair value of the derivative instruments increased interest expense by $80.8 million. The average interest rate on the company’s variable-rate debt, including the impact of the derivative instruments, was 5.5 percent at June 30, 2008.

For the 2008 second quarter, tax benefits were generated by operating losses at an effective rate of 20.5 percent, whereas in the second quarter of 2007, operating income resulted in tax expenses at an effective rate of 37.3 percent.

Harrah’s will host a conference today at 8 a.m. Pacific Daylight Time to discuss its 2008 second-quarter results. Persons from the United States and Canada who are interested in participating in the call should dial 1-877-876-8924, or 1-706-758-4271 for international callers, approximately 10 minutes before the call start time. A taped replay of the conference call will be available at 1-800-642-1687, or 1-706-645-9291 for international callers, beginning at 9 a.m. PDT the day of the call. The replay will be available through 8:59 p.m. PDT August 22. The pass code number for the conference call and replay is 54273574.

Harrah’s Entertainment, Inc. is the world’s largest provider of branded casino entertainment. Since its beginning in Reno, Nevada, more than 70 years ago, Harrah’s has grown through development of new properties, expansions and acquisitions, and now operates casinos on four continents. The company’s properties operate primarily under the Harrah’s®, Caesars® and Horseshoe® brand names; Harrah’s also owns the London Clubs International family of casinos and the World Series of Poker®. Harrah’s Entertainment is focused on building loyalty and value with its customers through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. For more information, please visit www.harrahs.com.

This release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, new projects, strategies, future performance, the outcomes of contingencies and future financial results of Harrah’s. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Harrah’s may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein): the outcome of any legal proceedings that have been, or will be, instituted against the company related to the acquisition of the company by affiliates of TPG Capital and Apollo Management; the impact of the company’s significant indebtedness; the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming and hotel industries in particular; construction factors, including delays, increased costs for labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; the effects of environmental and structural building conditions relating to our properties; access to available and reasonable financing on a timely basis; the ability to timely and cost-effectively integrate acquisition into our operations; changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies; litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation; the ability of our customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same store sales or hotel sales; our ability to recoup costs of capital investments through higher revenues; acts of war or terrorist incidents or natural disasters; abnormal gaming holds; the potential difficulties in employee retention as a result of the sale of the company to affiliates of TPG Capital and Apollo Management; and the effects of competition, including locations of competitors and operating and market competition.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Harrah’s disclaims any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release.

-More-

HARRAH’S ENTERTAINMENT, INC.

CONSOLIDATED SUMMARY OF OPERATIONS

(UNAUDITED)

			Successor	Predecessor	Combined	Predecessor
	Successor	Predecessor	Jan. 28, 2008 Through June 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Six Months Ended June 30,
	Second Quarter Ended
(In millions)	June 30, 2008	June 30, 2007			2008	2007
Revenues	$2,602.1	$2,701.7	$4,442.6	$760.1	$5,202.7	$5,357.4
Property operating expenses	(1,956.1)	(1,987.8)	(3,317.4)	(588.9)	(3,906.3)	(3,945.0)
Depreciation and amortization	(176.2)	(204.3)	(300.4)	(63.5)	(363.9)	(394.6)

Operating profit	469.8	509.6	824.8	107.7	932.5	1,017.8

Corporate expense	(36.6)	(26.6)	(61.3)	(8.5)	(69.8)	(60.1)
Merger and integration costs	(5.1)	(3.5)	(22.1)	(125.6)	(147.7)	(7.6)
Income on interests in nonconsolidated affiliates	0.5	3.8	1.3	0.5	1.8	3.6
Amortization of intangible assets	(48.2)	(17.9)	(80.5)	(5.5)	(86.0)	(35.7)
Project opening costs and other items	(57.3)	12.5	98.7	(5.4)	93.3	11.1

Income/(loss) from operations	323.1	477.9	760.9	(36.8)	724.1	929.1
Interest expense, net of interest capitalized	(468.0)	(176.6)	(935.9)	(89.7)	(1,025.6)	(362.4)
Losses on early extinguishments of debt	—	—	(211.3)	—	(211.3)	—
Other income, including interest income	3.8	15.6	11.5	1.1	12.6	23.8

(Loss)/income before income taxes and minority interests	(141.1)	316.9	(374.8)	(125.4)	(500.2)	590.5
Income tax benefit/(provision)	43.5	(116.3)	101.7	26.0	127.7	(216.6)
Minority interests	(0.4)	(5.1)	1.0	(1.6)	(0.6)	(11.2)

(Loss)/income from continuing operations	(98.0)	195.5	(272.1)	(101.0)	(373.1)	362.7
Discontinued operations, net of tax	0.4	42.0	87.6	0.1	87.7	60.1

Net (loss)/income	$(97.6)	$237.5	$(184.5)	$(100.9)	$(285.4)	$422.8

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL OPERATING INFORMATION

(UNAUDITED)

	Successor	Predecessor	Successor	Predecessor	Combined	Predecessor
			Jan. 28, 2008	Jan. 1, 2008
	Second Quarter Ended		Through June 30, 2008	Through Jan. 27, 2008	Six Months Ended June 30,
(In millions)	June 30, 2008	June 30, 2007			2008	2007
Revenues
Las Vegas Region	$873.1	$922.5	$1,482.5	$253.6	$1,736.1	$1,821.1
Atlantic City Region	599.8	592.6	1,008.0	160.8	1,168.8	1,138.7
Louisiana/Mississippi Region	368.2	389.0	642.6	106.1	748.7	779.5
Iowa/Missouri Region	196.3	205.3	339.3	55.8	395.1	407.0
Illinois/Indiana Region	294.5	321.8	502.6	85.5	588.1	646.2
Other Nevada Region	140.8	154.2	248.6	38.9	287.5	307.9
Managed/International/Other	129.4	116.3	219.0	59.4	278.4	257.0

Total Revenues	$2,602.1	$2,701.7	$4,442.6	$760.1	$5,202.7	$5,357.4

Income/(loss) from operations
Las Vegas Region	$199.0	$238.8	$341.9	$51.9	$393.8	$474.5
Atlantic City Region	71.3	77.2	130.5	18.7	149.2	149.3
Louisiana/Mississippi Region	46.1	93.6	278.8	10.1	288.9	169.2
Iowa/Missouri Region	40.3	37.2	71.0	7.7	78.7	70.3
Illinois/Indiana Region	42.7	50.1	69.8	8.7	78.5	101.2
Other Nevada Region	11.8	22.3	25.9	0.5	26.4	42.7
Managed/International/Other	(46.4)	(11.2)	(73.6)	(0.3)	(73.9)	(10.4)
Corporate Expense	(36.6)	(26.6)	(61.3)	(8.5)	(69.8)	(60.1)
Merger and integration costs	(5.1)	(3.5)	(22.1)	(125.6)	(147.7)	(7.6)

Total Income/(loss) from operations	$323.1	$477.9	$760.9	$(36.8)	$724.1	$929.1

Property EBITDA (a)
Las Vegas Region	$286.4	$306.5	$485.8	$76.0	$561.8	$604.1
Atlantic City Region	133.1	143.4	232.8	36.4	269.2	276.2
Louisiana/Mississippi Region	77.2	88.8	144.1	18.6	162.7	172.9
Iowa/Missouri Region	53.8	56.9	94.5	13.0	107.5	109.8
Illinois/Indiana Region	59.9	66.3	96.4	13.6	110.0	134.4
Other Nevada Region	24.5	34.7	47.6	4.5	52.1	67.5
Managed/International/Other	11.1	17.3	24.0	9.1	33.1	47.5

Total Property EBITDA	$646.0	$713.9	$1,125.2	$171.2	$1,296.4	$1,412.4

Project opening costs and other items
Project opening costs	$(7.2)	$(8.3)	$(10.0)	$(0.7)	$(10.7)	$(17.2)
Insurance proceeds for hurricane losses	—	37.0	185.4	—	185.4	55.7
Other write-downs, reserves and recoveries	(50.1)	(16.2)	(76.7)	(4.7)	(81.4)	(27.4)

Total Project opening costs and other items	$(57.3)	$12.5	$98.7	$(5.4)	$93.3	$11.1

(a)	Property EBITDA (earnings before interest, taxes, depreciation and amortization) consists of Income from operations before depreciation and amortization, write-downs, reserves and recoveries, project opening costs, corporate expense, merger and integration costs, income/(losses) on interests in non-consolidated affiliates and amortization of intangible assets. Property EBITDA is a supplemental financial measure used by management, as well as industry analysts, to evaluate our operations. However, Property EBITDA should not be construed as an alternative to Income from operations (as an indicator of our operating performance) or to Cash flows from operating activities (as a measure of liquidity) as determined in accordance with generally accepted accounting principles. All companies do not calculate EBITDA in the same manner. As a result, Property EBITDA as presented by our Company may not be comparable to similarly titled measures presented by other companies.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

(In millions)	Successor
	Second Quarter Ended June 30, 2008
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$873.1	$599.8	$368.2	$196.3	$294.5	$140.8	$129.4	$2,602.1
Property operating expenses	(586.7)	(466.7)	(291.0)	(142.5)	(234.6)	(116.3)	(118.3)	(1,956.1)

Property EBITDA	286.4	133.1	77.2	53.8	59.9	24.5	11.1	646.0
Depreciation and amortization	(48.4)	(53.8)	(22.5)	(13.6)	(13.1)	(9.2)	(15.6)	(176.2)

Operating profit	238.0	79.3	54.7	40.2	46.8	15.3	(4.5)	469.8
Amortization of intangible assets	(18.2)	(5.7)	(6.1)	0.2	(0.2)	(3.5)	(14.7)	(48.2)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	0.5	0.5
Project opening costs and other items	(20.8)	(2.3)	(2.5)	(0.1)	(3.9)	—	(27.7)	(57.3)
Corporate expense	—	—	—	—	—	—	(36.6)	(36.6)
Merger and integration costs	—	—	—	—	—	—	(5.1)	(5.1)

Income/(loss) from operations*	$199.0	$71.3	$46.1	$40.3	$42.7	$11.8	$(88.1)	$323.1

	Predecessor
	Second Quarter Ended June 30, 2007
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$922.5	$592.6	$389.0	$205.3	$321.8	$154.2	$116.3	$2,701.7
Property operating expenses	(616.0)	(449.2)	(300.2)	(148.4)	(255.5)	(119.5)	(99.0)	(1,987.8)

Property EBITDA	306.5	143.4	88.8	56.9	66.3	34.7	17.3	713.9
Depreciation and amortization	(62.3)	(53.8)	(25.0)	(18.5)	(13.9)	(11.9)	(18.9)	(204.3)

Operating profit	244.2	89.6	63.8	38.4	52.4	22.8	(1.6)	509.6
Amortization of intangible assets	(3.5)	(6.4)	(2.0)	(0.8)	(2.0)	(0.2)	(3.0)	(17.9)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	3.8	3.8
Project opening costs and other items	(1.9)	(6.0)	31.8	(0.4)	(0.3)	(0.3)	(10.4)	12.5
Corporate expense	—	—	—	—	—	—	(26.6)	(26.6)
Merger and integration costs	—	—	—	—	—	—	(3.5)	(3.5)

Income/(loss) from operations*	$238.8	$77.2	$93.6	$37.2	$50.1	$22.3	$(41.3)	$477.9

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

(In millions)	Successor
	January 28, 2008 Through June 30, 2008
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$1,482.5	$1,008.0	$642.6	$339.3	$502.6	$248.6	$219.0	$4,442.6
Property operating expenses	(996.7)	(775.2)	(498.5)	(244.8)	(406.2)	(201.0)	(195.0)	(3,317.4)

Property EBITDA	485.8	232.8	144.1	94.5	96.4	47.6	24.0	1,125.2
Depreciation and amortization	(83.1)	(87.9)	(37.4)	(23.3)	(21.5)	(15.7)	(31.5)	(300.4)

Operating profit	402.7	144.9	106.7	71.2	74.9	31.9	(7.5)	824.8
Amortization of intangible assets	(31.4)	(10.2)	(10.7)	—	(0.7)	(5.9)	(21.6)	(80.5)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	1.3	1.3
Project opening costs and other items	(29.4)	(4.2)	182.8	(0.2)	(4.4)	(0.1)	(45.8)	98.7
Corporate expense	—	—	—	—	—	—	(61.3)	(61.3)
Merger and integration costs	—	—	—	—	—	—	(22.1)	(22.1)

Income/(loss) from operations*	$341.9	$130.5	$278.8	$71.0	$69.8	$25.9	$(157.0)	$760.9

	Predecessor
	January 1, 2008 Through January 27, 2008
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$253.6	$160.8	$106.1	$55.8	$85.5	$38.9	$59.4	$760.1
Property operating expenses	(177.6)	(124.4)	(87.5)	(42.8)	(71.9)	(34.4)	(50.3)	(588.9)

Property EBITDA	76.0	36.4	18.6	13.0	13.6	4.5	9.1	171.2
Depreciation and amortization	(18.7)	(15.7)	(8.6)	(5.1)	(4.3)	(3.9)	(7.2)	(63.5)

Operating profit	57.3	20.7	10.0	7.9	9.3	0.6	1.9	107.7
Amortization of intangible assets	(1.0)	(1.9)	(0.5)	(0.2)	(0.6)	(0.1)	(1.2)	(5.5)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	0.5	0.5
Project opening costs and other items	(4.4)	(0.1)	0.6	—	—	—	(1.5)	(5.4)
Corporate expense	—	—	—	—	—	—	(8.5)	(8.5)
Merger and integration costs	—	—	—	—	—	—	(125.6)	(125.6)

Income/(loss) from operations*	$51.9	$18.7	$10.1	$7.7	$8.7	$0.5	$(134.4)	$(36.8)

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

(In millions)	Combined
	Six Months Ended June 30, 2008
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$1,736.1	$1,168.8	$748.7	$395.1	$588.1	$287.5	$278.4	$5,202.7
Property operating expenses	(1,174.3)	(899.6)	(586.0)	(287.6)	(478.1)	(235.4)	(245.3)	(3,906.3)

Property EBITDA	561.8	269.2	162.7	107.5	110.0	52.1	33.1	1,296.4
Depreciation and amortization	(101.8)	(103.6)	(46.0)	(28.4)	(25.8)	(19.6)	(38.7)	(363.9)

Operating profit	460.0	165.6	116.7	79.1	84.2	32.5	(5.6)	932.5
Amortization of intangible assets	(32.4)	(12.1)	(11.2)	(0.2)	(1.3)	(6.0)	(22.8)	(86.0)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	1.8	1.8
Project opening costs and other items	(33.8)	(4.3)	183.4	(0.2)	(4.4)	(0.1)	(47.3)	93.3
Corporate expense	—	—	—	—	—	—	(69.8)	(69.8)
Merger and integration costs	—	—	—	—	—	—	(147.7)	(147.7)

Income/(loss) from operations*	$393.8	$149.2	$288.9	$78.7	$78.5	$26.4	$(291.4)	$724.1

	Predecessor
	Six Months Ended June 30, 2007
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$1,821.1	$1,138.7	$779.5	$407.0	$646.2	$307.9	$257.0	$5,357.4
Property operating expenses	(1,217.0)	(862.5)	(606.6)	(297.2)	(511.8)	(240.4)	(209.5)	(3,945.0)

Property EBITDA	604.1	276.2	172.9	109.8	134.4	67.5	47.5	1,412.4
Depreciation and amortization	(116.8)	(103.3)	(49.5)	(37.2)	(28.0)	(24.0)	(35.8)	(394.6)

Operating profit	487.3	172.9	123.4	72.6	106.4	43.5	11.7	1,017.8
Amortization of intangible assets	(6.9)	(12.8)	(4.0)	(1.6)	(4.0)	(0.4)	(6.0)	(35.7)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	3.6	3.6
Project opening costs and other items	(5.9)	(10.8)	49.8	(0.7)	(1.2)	(0.4)	(19.7)	11.1
Corporate expense	—	—	—	—	—	—	(60.1)	(60.1)
Merger and integration costs	—	—	—	—	—	—	(7.6)	(7.6)

Income/(loss) from operations*	$474.5	$149.3	$169.2	$70.3	$101.2	$42.7	$(78.1)	$929.1

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF EBITDA TO ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles EBITDA and Adjusted EBITDA of Harrah’s Entertainment, Inc. for the Predecessor period from January 1, 2008 to January 27, 2008 and for the Successor period from January 28, 2008 to June 30, 2008.

(In millions)	Predecessor			Successor	Combined
	Dec. 31, 2007	June 30, 2007	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through June 30, 2008	Jan. 1, 2008 Through June 30, 2008	LTM
Income/(loss) from continuing operations	$527.2	$362.7	$(101.0)	$(272.1)	$(373.1)	$(208.6)
Interest expense, net	780.8	359.0	89.7	925.0	1,014.7	1,436.5
Provision/(benefit) for income taxes	350.1	216.6	(26.0)	(101.7)	(127.7)	5.8
Depreciation and amortization	934.7	451.6	72.7	389.2	461.9	945.0

EBITDA	2,592.8	1,389.9	35.4	940.4	975.8	2,178.7
Project opening costs, abandoned projects and development costs (a)	29.8	19.0	0.9	11.6	12.5	23.3
Merger and integration costs (b)	13.4	7.6	125.6	22.1	147.7	153.5
Losses on early extinguishment of debt (c)	2.0	—	—	211.3	211.3	213.3
Minority interests, net of distributions (d)	(4.8)	4.0	1.0	(5.4)	(4.4)	(13.2)
Impairment of goodwill, intangible assets and investment securities (e)	169.6	—	—	—	—	169.6
Non-cash expense for stock compensation benefits (f)	53.0	26.5	2.4	6.8	9.2	35.7
Income from insurance claims for hurricane losses (g)	(130.3)	(55.7)	—	(185.7)	(185.7)	(260.3)
Other non-recurring or non-cash items (h)	84.0	13.9	6.7	87.2	93.9	164.0
Pro forma adjustment for acquired, new or disposed properties (i)	3.3	2.8	—	—	—	0.5
Pro forma adjustment for yet-to-be realized cost savings (j)						54.6

Adjusted EBITDA						$2,719.7

a)	Represents (i) project opening costs incurred in connection with the integration of acquired properties and with expansion and renovation projects at various properties, (ii) write-off of abandoned development projects and (iii) non-recurring strategic planning and restructuring costs.
b)	Represents costs in connection with the Merger, including review of certain strategic matters by the special committee established by Harrah’s Entertainment’s Board of Directors, and costs for consultants and dedicated internal resources executing the plans for the integration of Caesars into Harrah’s.
c)	Represents premiums paid and the write-off of historical unamortized deferred financing costs.

d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
e)	Represents impairment of intangible assets and impairment of investment securities.
f)	Represents non-cash compensation expense related to stock options.
g)	Represents non-recurring insurance recoveries related to Hurricane Katrina.
h)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
i)	Represents the full year/period estimated impact of acquired, new and disposed properties.
j)	Represents the cost savings realized from our previously announced profitability improvement program.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

(In millions)	Successor
	Second Quarter Ended June 30, 2008
	Las	Atlantic	Louisiana/	Iowa/	Illinois/	Other
	Vegas	City	Mississippi	Missouri	Indiana	Nevada
	Region	Region	Region	Region	Region	Region	Other	Total
Revenues	$380.9	$460.4	$368.2	$196.3	$294.5	$96.6	$(13.5)	$1,783.4
Property operating expenses	(266.0)	(365.4)	(291.0)	(142.5)	(234.6)	(84.1)	36.9	(1,346.7)

Property EBITDA	114.9	95.0	77.2	53.8	59.9	12.5	23.4	436.7
Depreciation and amortization	(21.3)	(39.3)	(22.5)	(13.6)	(13.1)	(7.0)	(15.6)	(132.4)

Operating profit	93.6	55.7	54.7	40.2	46.8	5.5	7.8	304.3
Amortization of intangible assets	(7.7)	(3.0)	(6.1)	0.2	(0.2)	(0.6)	(14.8)	(32.2)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	0.5	0.5
Project opening costs and other items	(2.1)	(1.4)	(2.5)	(0.1)	(3.9)	—	(27.9)	(37.9)
Corporate expense	—	—	—	—	—	—	(28.8)	(28.8)
Merger and integration costs	—	—	—	—	—	—	(5.1)	(5.1)

Income/(loss) from operations*	$83.8	$51.3	$46.1	$40.3	$42.7	$4.9	$(68.3)	$200.8

	Predecessor
	Second Quarter Ended June 30, 2007
	Las	Atlantic	Louisiana/	Iowa/	Illinois/	Other
	Vegas	City	Mississippi	Missouri	Indiana	Nevada
	Region	Region	Region	Region	Region	Region	Other	Total
Revenues	$412.2	$471.0	$389.0	$205.3	$321.8	$108.0	$115.7	$2,023.0
Property operating expenses	(269.9)	(359.2)	(300.2)	(148.4)	(255.5)	(87.7)	(75.5)	(1,496.4)

Property EBITDA	142.3	111.8	88.8	56.9	66.3	20.3	40.2	526.6
Depreciation and amortization	(27.1)	(40.2)	(25.0)	(18.5)	(13.9)	(9.2)	(18.7)	(152.6)

Operating profit	115.2	71.6	63.8	38.4	52.4	11.1	21.5	374.0
Amortization of intangible assets	(3.3)	(6.4)	(2.0)	(0.8)	(2.0)	(0.2)	(3.0)	(17.7)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	3.8	3.8
Project opening costs and other items	(2.1)	(1.7)	31.8	(0.4)	(0.3)	(0.3)	(10.3)	16.7
Corporate expense	—	—	—	—	—	—	(19.3)	(19.3)
Merger and integration costs	—	—	—	—	—	—	(3.5)	(3.5)

Income/(loss) from operations*	$109.8	$63.5	$93.6	$37.2	$50.1	$10.6	$(10.8)	$354.0

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

(In millions)	Successor
	January 28, 2008 Through June 30, 2008
	Las	Atlantic	Louisiana/	Iowa/	Illinois/	Other
	Vegas	City	Mississippi	Missouri	Indiana	Nevada
	Region	Region	Region	Region	Region	Region	Other	Total
Revenues	$641.4	$780.9	$642.6	$339.3	$502.6	$172.3	$(6.4)	$3,072.7
Property operating expenses	(449.4)	(611.8)	(498.5)	(244.8)	(406.2)	(146.1)	64.0	(2,292.8)

Property EBITDA	192.0	169.1	144.1	94.5	96.4	26.2	57.6	779.9
Depreciation and amortization	(36.2)	(64.4)	(37.4)	(23.3)	(21.5)	(12.1)	(31.4)	(226.3)

Operating profit	155.8	104.7	106.7	71.2	74.9	14.1	26.2	553.6
Amortization of intangible assets	(13.4)	(5.5)	(10.7)	—	(0.7)	(1.0)	(21.6)	(52.9)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	1.3	1.3
Project opening costs and other items	(2.1)	(2.8)	182.8	(0.2)	(4.4)	—	(46.1)	127.2
Corporate expense	—	—	—	—	—	—	(70.3)	(70.3)
Merger and integration costs	—	—	—	—	—	—	(22.1)	(22.1)

Income/(loss) from operations*	$140.3	$96.4	$278.8	$71.0	$69.8	$13.1	$(132.6)	$536.8

	Predecessor
	January 1, 2008 Through January 27, 2008
	Las	Atlantic	Louisiana/	Iowa/	Illinois/	Other
	Vegas	City	Mississippi	Missouri	Indiana	Nevada
	Region	Region	Region	Region	Region	Region	Other	Total
Revenues	$118.5	$125.8	$106.1	$55.8	$85.5	$26.8	$59.0	$577.5
Property operating expenses	(80.4)	(103.9)	(87.5)	(42.8)	(71.9)	(25.6)	(55.8)	(467.9)

Property EBITDA	38.1	21.9	18.6	13.0	13.6	1.2	3.2	109.6
Depreciation and amortization	(7.4)	(11.9)	(8.6)	(5.1)	(4.3)	(3.0)	(7.2)	(47.5)

Operating profit	30.7	10.0	10.0	7.9	9.3	(1.8)	(4.0)	62.1
Amortization of intangible assets	(1.0)	(1.9)	(0.5)	(0.2)	(0.6)	(0.1)	(1.2)	(5.5)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	0.5	0.5
Project opening costs and other items	—	(0.1)	0.6	—	—	—	(1.4)	(0.9)
Corporate expense	—	—	—	—	—	—	26.2	26.2
Merger and integration costs	—	—	—	—	—	—	(125.6)	(125.6)

Income/(loss) from operations*	$29.7	$8.0	$10.1	$7.7	$8.7	$(1.9)	$(105.5)	$(43.2)

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income and Earnings per share for the periods presented.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

(In millions)	Combined
	Six Months Ended June 30, 2008
	Las	Atlantic	Louisiana/	Iowa/	Illinois/	Other
	Vegas	City	Mississippi	Missouri	Indiana	Nevada
	Region	Region	Region	Region	Region	Region	Other	Total
Revenues	$759.9	$906.7	$748.7	$395.1	$588.1	$199.1	$52.6	$3,650.2
Property operating expenses	(529.8)	(715.7)	(586.0)	(287.6)	(478.1)	(171.7)	8.2	(2,760.7)

Property EBITDA	230.1	191.0	162.7	107.5	110.0	27.4	60.8	889.5
Depreciation and amortization	(43.6)	(76.3)	(46.0)	(28.4)	(25.8)	(15.1)	(38.6)	(273.8)

Operating profit	186.5	114.7	116.7	79.1	84.2	12.3	22.2	615.7
Amortization of intangible assets	(14.4)	(7.4)	(11.2)	(0.2)	(1.3)	(1.1)	(22.8)	(58.4)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	1.8	1.8
Project opening costs and other Items	(2.1)	(2.9)	183.4	(0.2)	(4.4)	—	(47.5)	126.3
Corporate expense	—	—	—	—	—	—	(44.1)	(44.1)
Merger and integration costs	—	—	—	—	—	—	(147.7)	(147.7)

Income/(loss) from operations*	$170.0	$104.4	$288.9	$78.7	$78.5	$11.2	$(238.1)	$493.6

	Predecessor
	Six Months Ended June 30, 2007
	Las	Atlantic	Louisiana/	Iowa/	Illinois/	Other
	Vegas	City	Mississippi	Missouri	Indiana	Nevada
	Region	Region	Region	Region	Region	Region	Other	Total
Revenues	$805.8	$900.3	$779.5	$407.0	$646.2	$216.3	$255.6	$4,010.7
Property operating expenses	(533.7)	(689.2)	(606.6)	(297.2)	(511.8)	(178.1)	(181.2)	(2,997.8)

Property EBITDA	272.1	211.1	172.9	109.8	134.4	38.2	74.4	1,012.9
Depreciation and amortization	(49.0)	(77.4)	(49.5)	(37.2)	(28.0)	(18.6)	(35.8)	(295.5)

Operating profit	223.1	133.7	123.4	72.6	106.4	19.6	38.6	717.4
Amortization of intangible assets	(6.7)	(12.8)	(4.0)	(1.6)	(4.0)	(0.4)	(5.9)	(35.4)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	3.6	3.6
Project opening costs and other Items	(5.6)	(5.5)	49.8	(0.7)	(1.2)	(0.4)	(19.7)	16.7
Corporate expense	—	—	—	—	—	—	(41.0)	(41.0)
Merger and integration costs	—	—	—	—	—	—	(7.6)	(7.6)

Income/(loss) from operations*	$210.8	$115.4	$169.2	$70.3	$101.2	$18.8	$(32.0)	$653.7

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income and Earnings per share for the periods presented.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

CALCULATION OF ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

In connection with the acquisition of the Company by affiliates of Apollo Global Management, LLC and TPG Capital, LP, eight of our properties and their related operating assets were spun off from Harrah’s Operating Company to Harrah’s Entertainment. As of the Merger date, the CMBS properties were Harrah’s Las Vegas, Rio, Flamingo Las Vegas, Harrah’s Atlantic City, Showboat Atlantic City, Harrah’s Lake Tahoe, Harveys Lake Tahoe and Bill’s Lake Tahoe. The CMBS properties borrowed secured by the assets of the CMBS properties. On May 22, 2008, Paris Las Vegas and Harrah’s Laughlin and their related operating assets were spun out of HOC to Harrah’s Entertainment and became properties secured under the CMBS loans, and Harrah’s Lake Tahoe, Harveys Lake Tahoe, Bill’s Lake Tahoe and Showboat Atlantic City were transferred to HOC from Harrah’s Entertainment.

The following table reconciles EBITDA and Adjusted EBITDA of Harrah’s Operating for the Predecessor period from January 1, 2008 to January 27, 2008 and for the Successor period from January 28, 2008 to June 30, 2008 and takes into consideration the CMBS Spin-Off, the London Clubs Transfer and the Post-Close CMBS exchange:

HARRAH’S OPERATING COMPANY, A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF EBITDA TO ADJUSTED EBITDA

(UNAUDITED)

	Predecessor			Successor	Combined
(In millions)	Dec. 31, 2007	June 30, 2007	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through June 30, 2008	Jan. 1, 2008 Through June 30, 2008	LTM
Income/(loss) from continuing operations	$166.8	$196.4	$(107.6)	$(295.4)	$(403.0)	$(432.6)
Interest expense, net	787.5	357.2	85.7	762.7	848.4	1,278.7
Provision/(benefit) for income taxes	152.6	112.4	(21.6)	(137.1)	(158.7)	(118.5)
Depreciation and amortization	729.4	352.2	56.7	287.5	344.2	721.4

EBITDA	1,836.3	1,018.2	13.2	617.7	630.9	1,449.0
Project opening costs, abandoned projects and development costs (a)	26.8	16.4	0.9	10.5	11.4	21.8
Merger and integration costs (b)	9.4	5.3	125.6	22.1	147.7	151.8
Losses on early extinguishment of debt (c)	2.0	—	—	211.3	211.3	213.3
Minority interests, net of distributions (d)	(3.7)	4.9	0.8	(5.7)	(4.9)	(13.5)
Impairment of goodwill, intangible assets and investment securities (e)	155.9	—	—	—	—	155.9
Non-cash expense for stock compensation benefits (f)	38.2	19.1	1.7	5.1	6.8	25.9
Income from insurance claims for hurricane losses (g)	(130.3)	(55.7)	—	(185.7)	(185.7)	(260.3)
Other non-recurring or non-cash items (h)	55.6	9.5	0.8	50.2	51.0	97.1
Pro forma adjustment for acquired, new or disposed properties (i)	3.3	2.8	—	—	—	0.5
Pro forma adjustment for yet-to-be realized cost savings (j)						38.2

Adjusted EBITDA						$1,879.7

a)	Represents (i) project opening costs incurred in connection with the integration of acquired properties and with expansion and renovation projects at various properties, (ii) write-off of abandoned development projects and (iii) non-recurring strategic planning and restructuring costs.
b)	Represents costs in connection with the Acquisition, including review of certain strategic matters by the special committee established by Harrah’s Entertainment’s Board of Directors, and costs for consultants and dedicated internal resources executing the plans for the integration of Caesars into Harrah’s.
c)	Represents premiums paid and the write-off of historical unamortized deferred financing costs.
d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
e)	Represents impairment of intangible assets and impairment of investment securities.
f)	Represents non-cash compensation expense related to stock options.
g)	Represents non-recurring insurance recoveries related to Hurricane Katrina.
h)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
i)	Represents the full year/period estimated impact of acquired, new and disposed properties.

j)	Represents the cost savings realized from our previously announced profitability improvement program.

The following tables present the condensed combined statement of operations of Harrah’s Operating Company, Inc. for the Predecessor period from January 1, 2008 to January 27, 2008 and for the Successor period from January 28, 2008 to June 30, 2008, taking into consideration the London Clubs Transfer and the Post-Close CMBS exchange:

Harrah’s Operating Company, Inc. (Successor)

Unaudited Condensed Pro Forma Combined Statement of Operations

For the Three Months Ended

June 30, 2008

(In millions)	Harrah’s Entertainment (1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (2)	HOC (3)
Revenues
Casino	$2,057.5	$(429.3)	$1,628.2
Food and beverage	431.3	(161.2)	270.1
Rooms	335.9	(142.7)	193.2
Management fees	17.1	—	17.1
Other	168.7	(198.7)	(30.0)
Less: casino promotional allowances	(408.4)	113.2	(295.2)

Net revenues	2,602.1	(818.7)	1,783.4

Operating expenses
Direct
Casino	1,131.0	(202.0)	929.0
Food and beverage	183.7	(78.4)	105.3
Rooms	64.1	(28.0)	36.1
Property general, administrative and other	577.3	(301.0)	276.3
Depreciation and amortization	176.2	(43.8)	132.4
Write-downs, reserves and recoveries	50.1	(18.9)	31.2
Project opening costs	7.2	(0.5)	6.7
Corporate expense	36.6	(7.8)	28.8
Merger and integration costs	5.1	—	5.1
Income on interests in nonconsolidated affiliates	(0.5)	—	(0.5)
Amortization of intangible assets	48.2	(16.0)	32.2

Total operating expenses	2,279.0	(696.4)	1,582.6

Income from operations	323.1	(122.3)	200.8
Interest expense, net of interest capitalized	(468.0)	73.1	(394.9)
Other income, including interest income	3.8	4.1	7.9

(Loss)/income before income taxes and minority interests	(141.1)	(45.1)	(186.2)
Benefit/(provision) for income taxes	43.5	21.5	65.0
Minority interests	(0.4)	1.8	1.4

(Loss)/income from continuing operations	$(98.0)	$(21.8)	$(119.8)

(1)	Represents the financial information of Harrah’s Entertainment.
(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and the CMBS properties, and (ii) accounts at Harrah’s Entertainment.
(3)	Represents the financial information of HOC.

Harrah’s Operating Company, Inc.

Unaudited Condensed Pro Forma Combined Statement of Operations

For the Three Months Ended

June 30, 2007

(In millions)	Harrah’s Entertainment(1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts(2)	Historical HOC(3)	CMBS Spin-Off(4)	London Clubs Transfer(5)	HOC Restructured
Revenues
Casino	$2,200.7	$(53.8)	$2,146.9	$(435.5)	$53.8	$1,765.2
Food and beverage	429.7	(5.5)	424.2	(159.0)	5.5	270.7
Rooms	348.0	(0.9)	347.1	(145.1)	0.9	202.9
Management fees	21.3	(0.2)	21.1	—	0.2	21.3
Other	174.8	(1.1)	173.7	(61.2)	0.6	113.1
Less: casino promotional allowances	(472.8)	2.3	(470.5)	122.6	(2.3)	(350.2)

Net revenues	2,701.7	(59.2)	2,642.5	(678.2)	58.7	2,023.0

Operating expenses
Direct
Casino	1,162.6	(45.6)	1,117.0	(202.3)	45.6	960.3
Food and beverage	188.3	(2.4)	185.9	(77.7)	2.4	110.6
Rooms	68.7	—	68.7	(30.1)	—	38.6
Property general, administrative and other	568.2	(34.9)	533.3	(156.8)	10.4	386.9
Depreciation and amortization	204.3	(2.4)	201.9	(51.7)	2.4	152.6
Write-downs, reserves and recoveries	(20.8)	—	(20.8)	(2.6)	—	(23.4)
Project opening costs	8.3	(5.5)	2.8	(1.6)	5.5	6.7
Corporate expense	26.6	—	26.6	(7.3)	—	19.3
Merger and integration costs	3.5	—	3.5	—	—	3.5
Income on interests in nonconsolidated affiliates	(3.8)	3.1	(0.7)	—	(3.1)	(3.8)
Amortization of intangible assets	17.9	—	17.9	(0.2)	—	17.7

Total operating expenses	2,223.8	(87.7)	2,136.1	(530.3)	63.2	1,669.0

Income/(loss) from operations	477.9	28.5	506.4	(147.9)	(4.5)	354.0
Interest expense, net of interest capitalized	(176.6)	3.4	(173.2)	—	(3.4)	(176.6)
Losses on early extinguishments of debt	—	—	—	—	—	—
Other income, including interest income	15.6	(0.1)	15.5	0.6	0.2	16.3

Income/loss before income taxes and minority interests	316.9	31.8	348.7	(147.3)	(7.7)	193.7
(Provision)/benefit for income taxes	(116.3)	1.2	(115.1)	50.5	(1.6)	(66.2)
Minority interests	(5.1)	—	(5.1)	2.0	—	(3.1)

Income/(loss) from continuing operations	$195.5	$33.0	$228.5	$(94.8)	$(9.3)	$124.4

(1)	Represents the financial information of Harrah’s Entertainment.
(2)	Represents the historical financial information of (i) all subsidiaries of Harrah’s Entertainment that have historically not been a component of HOC, namely, captive insurance companies and London Clubs and its subsidiaries; and (ii) accounts at Harrah’s Entertainment.
(3)	Represents the historical financial information of HOC.
(4)

Reflects the removal of the historical operating results of the CMBS properties, pursuant to the CMBS Transactions in which certain properties and operations of HOC were spun-off into a separate borrowing structure and held side-by-side with HOC under Harrah’s Entertainment. The historical operating expenses of HOC include unallocated costs attributable to services that have been performed by HOC on behalf of the CMBS properties. These costs are primarily related to corporate functions such as accounting, tax, treasury, payroll and benefits administration, risk management, legal, and information management and technology. The CMBS transactions reflect the push-down of corporate expense of $7.3 million that was unallocated at June 30, 2007. Following the Merger, many of these services will continue to be provided by HOC pursuant to a shared services agreement with the CMBS properties.

(5)	Reflects the inclusion of the London Clubs operating results pursuant to the London Clubs Transfer, in which London Clubs and its subsidiaries became subsidiaries of HOC.

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Successor)

For the Period from January 28, 2008

Through June 30, 2008

	Harrah’s Entertainment (1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (2)	HOC (3)
Revenues
Casino	$3,523.1	$(727.9)	$2,795.2
Food and beverage	732.6	(274.0)	458.6
Rooms	577.5	(246.6)	330.9
Management fees	29.2	—	29.2
Other	280.5	(317.4)	(36.9)
Less: casino promotional allowances	(700.3)	196.0	(504.3)

Net revenues	4,442.6	(1,369.9)	3,072.7

Operating expenses
Direct
Casino	1,907.7	(339.6)	1,568.1
Food and beverage	308.0	(130.2)	177.8
Rooms	114.5	(52.1)	62.4
Property general, administrative and other	987.2	(502.7)	484.5
Depreciation and amortization	300.4	(74.1)	226.3
Write-downs, reserves and recoveries	(108.7)	(27.5)	(136.2)
Project opening costs	10.0	(1.0)	9.0
Corporate expense	61.3	9.0	70.3
Merger and integration costs	22.1	—	22.1
Equity in income of nonconsolidated affiliates	(1.3)	—	(1.3)
Amortization of intangible assets	80.5	(27.6)	52.9

Total operating expenses	3,681.7	(1,145.8)	2,535.9

Income from operations	760.9	(224.1)	536.8
Interest expense, net of interest capitalized	(935.9)	162.3	(773.6)
Losses on early extinguishment of debt	(211.3)	—	(211.3)
Other income, including interest income	11.5	—	11.5

(Loss)/income before income taxes and minority interests	(374.8)	(61.8)	(436.6)
Income tax benefit/(provision)	101.7	35.4	137.1
Minority interests	1.0	3.1	4.1

(Loss)/income from continuing operations	$(272.1)	$(23.3)	$(295.4)

(1)	Represents the financial information of Harrah’s Entertainment.
(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and the CMBS properties, and (ii) accounts at Harrah’s Entertainment.
(3)	Represents the financial information of HOC.

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Predecessor)

For the Period from January 1, 2008

Through January 27, 2008

	Harrah’s Entertainment(1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts(2)	Historical HOC(3)	CMBS Spin-Off(4)	London Clubs Transfer(5)	HOC Restructured
Revenues
Casino	$614.6	$(29.5)	$585.1	$(116.4)	$29.5	$498.2
Food and beverage	118.4	(4.7)	113.7	(41.1)	4.7	77.3
Rooms	96.4	(0.4)	96.0	(40.4)	0.4	56.0
Management fees	5.0	(0.1)	4.9	—	0.1	5.0
Other	42.7	(1.4)	41.3	(14.4)	1.1	28.0
Less: casino promotional allowances	(117.0)	1.8	(115.2)	30.0	(1.8)	(87.0)

Net revenues	760.1	(34.3)	725.8	(182.3)	34.0	577.5

Operating expenses
Direct
Casino	340.6	(24.5)	316.1	(55.4)	24.5	285.2
Food and beverage	50.5	(1.8)	48.7	(20.2)	1.8	30.3
Rooms	19.6	(0.2)	19.4	(8.9)	0.2	10.7
Property general, administrative and other	178.2	(2.0)	176.2	(42.0)	7.5	141.7
Depreciation and amortization	63.5	(1.6)	61.9	(16.0)	1.6	47.5
Write-downs, reserves and recoveries	4.7	—	4.7	(4.5)	—	0.2
Project opening costs	0.7	(0.7)	—	—	0.7	0.7
Corporate expense	8.5	—	8.5	(34.7)	—	(26.2)
Merger and integration costs	125.6	—	125.6	—	—	125.6
Equity in income of nonconsolidated affiliates	(0.5)	—	(0.5)	—	—	(0.5)
Amortization of intangible assets	5.5	(0.2)	5.3	—	0.2	5.5

Total operating expenses	796.9	(31.0)	765.9	(181.7)	36.5	620.7

(Loss)/income from operations	(36.8)	(3.3)	(40.1)	(0.6)	(2.5)	(43.2)
Interest expense, net of interest capitalized	(89.7)	—	(89.7)	—	—	(89.7)
Losses on early extinguishment of debt	—	—	—	—	—	—
Other income, including interest income	1.1	(3.3)	(2.2)	4.0	3.3	5.1

(Loss)/income before income taxes and minority interests	(125.4)	(6.6)	(132.0)	3.4	0.8	(127.8)
Income tax benefit/(provision)	26.0	(4.1)	21.9	(1.2)	0.9	21.6
Minority interests	(1.6)	0.9	(0.7)	0.2	(0.9)	(1.4)

(Loss)/income from continuing operations	$(101.0)	$(9.8)	$(110.8)	$2.4	$0.8	$(107.6)

(1)	Represents the financial information of Harrah’s Entertainment.
(2)	Represents the historical financial information of (i) all subsidiaries of Harrah’s Entertainment that have historically not been a component of HOC, namely, captive insurance companies and London Clubs and its subsidiaries; and (ii) accounts at Harrah’s Entertainment.
(3)	Represents the historical financial information of HOC.

(4)	Reflects the removal of the historical operating results of the CMBS properties, pursuant to the CMBS Spin-Off in which certain properties and operations of HOC were spun-off into a separate borrowing structure and held side-by-side with HOC under Harrah’s Entertainment. The historical operating expenses of HOC include unallocated costs attributable to services that have been performed by HOC on behalf of the CMBS properties. These costs are primarily related to corporate functions such as accounting, tax, treasury, payroll and benefits administration, risk management, legal, and information management and technology. The CMBS spin-off reflects the push-down of corporate expense of $34.7 million that was unallocated at January 27, 2008. Following the Merger, many of these services will continue to be provided by HOC pursuant to a shared services agreement with the CMBS properties.
(5)	Reflects the inclusion of the London Clubs operating results pursuant to the London Clubs Transfer, in which London Clubs and its subsidiaries became subsidiaries of HOC.

Harrah’s Operating Company, Inc.

Unaudited Condensed Pro Forma Combined Statement of Operations

For the Six Months Ended

June 30, 2007

(In millions)	Harrah’s	HET Parent and Other Harrah’s Entertainment Subsidiaries and	Historical	CMBS	London Clubs	HOC
	Entertainment(1)	Accounts(2)	HOC(3)	Spin-Off(4)	Transfer(5)	Restructured
Revenues
Casino	$4,353.0	$(109.4)	$4,243.6	$(864.4)	$109.4	$3,488.6
Food and beverage	854.0	(12.2)	841.8	(315.9)	12.2	538.1
Rooms	694.4	(1.2)	693.2	(292.1)	1.2	402.3
Management fees	43.7	(0.3)	43.4	—	0.3	43.7
Other	340.3	(3.9)	336.4	(117.6)	2.5	221.3
Less: casino promotional allowances	(928.0)	4.9	(923.1)	244.7	(4.9)	(683.3)

Net revenues	5,357.4	(122.1)	5,235.3	(1,345.3)	120.7	4,010.7

Operating expenses
Direct
Casino	2,248.9	(86.0)	2,162.9	(399.6)	86.0	1,849.3
Food and beverage	359.4	(8.4)	351.0	(153.2)	8.4	206.2
Rooms	134.1	(0.6)	133.5	(60.8)	0.6	73.3
Property general, administrative and other	1,202.6	(46.5)	1,156.1	(305.2)	18.1	869.0
Depreciation and amortization	394.6	(4.7)	389.9	(99.1)	4.7	295.5
Write-downs, reserves and recoveries	(28.3)	—	(28.3)	(3.5)	—	(31.8)
Project opening costs	17.2	(8.9)	8.3	(2.1)	8.9	15.1
Corporate expense	60.1	(0.1)	60.0	(19.0)	—	41.0
Merger and integration costs	7.6	—	7.6	—	—	7.6
Income on interests in nonconsolidated affiliates	(3.6)	1.4	(2.2)	—	(1.4)	(3.6)
Amortization of intangible assets	35.7	—	35.7	(0.3)	—	35.4

Total operating expenses	4,428.3	(153.8)	4,274.5	(1,042.8)	125.3	3,357.0

Income/(loss) from operations	929.1	31.7	960.8	(302.5)	(4.6)	653.7
Interest expense, net of interest capitalized	(362.4)	5.1	(357.3)	—	(5.1)	(362.4)
Losses on early extinguishments of debt	—	—	—	—	—	—
Other income, including interest income	23.8	(0.3)	23.5	1.4	0.4	25.3

Income/loss before income taxes and minority interests	590.5	36.5	627.0	(301.1)	(9.3)	316.6
(Provision)/benefit for income taxes	(216.6)	1.5	(215.1)	104.0	(1.3)	(112.4)
Minority interests	(11.2)	—	(11.2)	3.4	—	(7.8)

Income/(loss) from continuing operations	$362.7	$38.0	$400.7	$(193.7)	$(10.6)	$196.4

(1)	Represents the financial information of Harrah’s Entertainment.
(2)	Represents the historical financial information of (i) all subsidiaries of Harrah’s Entertainment that have historically not been a component of HOC, namely, captive insurance companies and London Clubs and its subsidiaries; and (ii) accounts at Harrah’s Entertainment.
(3)	Represents the historical financial information of HOC.

(4)	Reflects the removal of the historical operating results of the CMBS properties, pursuant to the CMBS Transactions in which certain properties and operations of HOC were spun-off into a separate borrowing structure and held side-by-side with HOC under Harrah’s Entertainment. The historical operating expenses of HOC include unallocated costs attributable to services that have been performed by HOC on behalf of the CMBS properties. These costs are primarily related to corporate functions such as accounting, tax, treasury, payroll and benefits administration, risk management, legal, and information management and technology. The CMBS transactions reflect the push-down of corporate expense of $19.0 million that was unallocated at June 30, 2007. Following the Merger, many of these services will continue to be provided by HOC pursuant to a shared services agreement with the CMBS properties.
(5)	Reflects the inclusion of the London Clubs operating results pursuant to the London Clubs Transfer, in which London Clubs and its subsidiaries became subsidiaries of HOC.